ANNUAL REPORT   October 31, 2000

Prudential
Tax-Managed Small-Cap Fund, Inc.

Fund Type Stock
Objective Long-term capital appreciation

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Tax-Managed Small-Cap Fund, formerly known as Prudential Small-Cap Quantum Fund, Inc., seeks long-term capital growth by using quantitative investment techniques to buy primarily the stocks of U.S. companies with market capitalizations like those of companies in the S&P
SmallCap 600 Stock Price Index (S&P 600 Index).
Since May 31, 2000, the Fund also attempts to minimize taxable distributions. Computer-aided portfolio construction helps improve the risk/reward profile of our holdings, but there can be no assurance that the Fund will achieve its investment objective. Smaller-company stocks historically have often performed very differently from stocks of large companies, and so can help diversify a stock portfolio. They may have limited marketability and may be subject to more abrupt or erratic movements than stocks of larger companies.

Portfolio Breakdown/
Sector Composition

 % of the   % of the
 Fund's       S&P
 Equity     SmallCap
 Assets     600 Index
15.6%         16.0% Electronic Technology
12.1          13.4  Finance
 9.2          11.0  Health Technology
 6.9           6.5  Producer Manufacturing
 6.8           5.3  Retail Trade
 6.3           4.4  Commercial Services
 5.4           3.7  Distribution Services
 5.2           6.2  Technology Services
 4.7           3.1  Transportation
 4.7           3.2  Energy Minerals
 4.4           4.6  Consumer Durables
 4.3           3.6  Consumer Non-Durables
 3.6           3.9  Health Services
 3.4           3.2  Consumer Services
 3.1           3.7  Process Industries
 2.0           2.9  Industrial Services
 1.8           3.5  Utilities
 0.4           1.5  Non-Energy Minerals
 0.1           0.3  Communications


Ten Largest Holdings
Expressed as a percentage of
equity assets as of 10/31/00
 1.1%  Americredit Corp.
       Finance
 1.1   Protein Design Labs, Inc.
       Health Technology
 1.0   Arthur J. Gallagher & Co.
       Finance
 1.0   Universal Health Services, Inc.
       Health Services
 1.0   Radian Group, Inc.
       Finance
 0.9   Vertex Pharmaceuticals, Inc.
       Health Technology
 0.9   Dallas Semiconductor Corp.
       Electronic Technology
 0.8   Park Electrochemical Corp.
       Electronic Technology
 0.8   Plexus Corp.
       Electronic Technology
 0.8   Plantronics, Inc.
       Electronic Technology

Holdings are subject to change.

              www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1           As of 10/31/00

                                        One        Since
                                        Year     Inception2
Class A                                20.97%       1.45%
Class B                                20.17       -0.76
Class C                                20.17       -0.76
Class Z                                21.23        2.19
Lipper Small-Cap Value Fund Avg.3      21.15        8.88

Average Annual Total Returns1        As of 10/31/00

                                        One        Since
                                        Year     Inception2
Class A                                14.92%      -1.23%
Class B                                15.17       -1.28
Class C                                17.97       -0.59
Class Z                                21.23        0.73

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 1Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees.

 2Inception date: Class A, B, C, and Z, 11/10/97.

 3Lipper average returns are for all funds in each share class for the one-year and since-inception period in the Small-Cap Value Fund category. Small-
Cap Value funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P SmallCap
600 IndexR. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.

The Lipper average is unmanaged.
S&PR is a registered trademark of the Standard &
Poor's Corporation.

Please Note: The Fund's fiscal year end, previously March 31, is now October 31.

(LOGO)                         December 15, 2000

Dear Shareholder,
During the one year ended October 31, 2000, the Prudential Tax-Managed Small-Cap Fund, formerly known as Prudential Small-Cap Quantum Fund, changed its investment approach to a strategy intended to outperform the S&P SmallCap 600 Index in a tax-efficient manner. The strategy is designed to enhance the performance of the Fund primarily through stock selection while maintaining a portfolio with risk characteristics and industry exposures that are similar to the Index. In addition, the Fund employs tax strategies designed to reduce taxable distributions and increase investors' after-tax returns. Not only was the transition very effective, the Fund also benefited from a shift in market favor toward small-cap stocks. The result was a 20.97% return for the year on the Fund's Class A shares--14.92% to those paying the one-time maximum Class A share sales charge.
This was in line with the Lipper SmallCap Value
Fund Average of 21.15%.

The Fund remains in the Lipper Value category because of a lag in the Fund's reclassification process. However, its holdings over this period underwent a change toward a "core," or style-neutral, strategy. Nonetheless, during the pro-value market of the last three months of the period covered by this report, which was after its new investment strategy had been thoroughly established, the Fund still significantly outperformed its value benchmark.

Although market sentiment may swing between value and growth investing styles, our intention is to reduce the impact of such shifts on the return of the Prudential Tax-Managed Small-Cap Fund. Given that small-cap stocks have substantially trailed large caps over the last five years, there appears to be a lot of opportunity for small caps to narrow the valuation gap.

Sincerely,

David R. Odenath, Jr., President
Prudential Tax-Managed Small-Cap Fund, Inc.

Prudential Tax-Managed Small-Cap Fund, Inc.

           Annual Report      October 31, 2000

INVESTMENT ADVISER'S REPORT

OUR QUANTITATIVE TAX-MANAGED INVESTMENT DISCIPLINE
Limiting risk exposures. Our definition of success is a return that is better than the overall market, as measured by the S&P 600 Index, over the long term. So we try to be somewhat like the Index, only slightly better. The Prudential Tax-Managed Small-
Cap Fund is managed to reduce the risk of a large deviation in return from the Fund's S&P 600 Index benchmark while also increasing the likelihood that its performance will be better than the Index.

We classify the market into 19 economic sectors. We allow only small deviations from the benchmark S&P
600 Index in risk factors such as sector, industry, and market capitalization. Such deviations do not come about because we make judgements about which industries or market capitalization group will outpace others. Rather, we attempt to overweight
(or underweight) individual stocks on the basis of our assessment of their investment prospects. This sometimes results in an overweight or underweight in particular economic sectors or other categorizations. Over time, we expect our variations from the Index on various risk factors to have only a minor impact on our return.

In this period they accounted for the bulk of our
4.3 percentage point underperformance of the S&P
600 Index. We attribute this impact
primarily to variations resulting from the Fund's previous investment strategy. Nevertheless, absolute returns on this small-capitalization portfolio were quite good relative to large-capitalization stocks.

How we select stocks. Our primary objective is to
add value through judiciously chosen individual
securities. Usually stocks of both fast-growing and
slow-growing companies (the latter are often called
"value" stocks) are represented in our portfolio.
We have found that no single discipline identifies
winners and losers equally well within each style.
Consequently, we apply different selection criteria
to growth and value stocks.
                                              3

Prudential Tax-Managed Small-Cap Fund, Inc.

        Annual Report      October 31, 2000

Comments on Largest Holdings   As of 10/31/00
-------------------------------------------------------
% of the  % of the
 Fund's      S&P
 Equity   SmallCap
 Assets   600 Index
  1.1%      0.5%     Americredit Corp./Finance
                     Americredit, a consumer finance company, is overweighted in the portfolio relative to the S&P
                     600 Index. It already has a high long-term earnings growth rate; analysts project this growth will be maintained. It also has an attractive valuation
                     (the relationship of its share price to its earnings growth and book value), so it is highly rated by our quantitative valuation model.

  1.1%      1.5%     Protein Design Labs, Inc./Health Technology
                     This biotechnology company is unattractive because it is not producing a profit. We had underweighted it, but owned it because of its weight in the S&P 600 Index.
                     After the end of our reporting period, the company was removed from the Index. We subsequently sold our holdings at a substantial gain.

  1.0%      0.6%     Arthur J. Gallagher & Co./Finance
                     This insurance brokerage company had a slightly above-average rate of earnings growth offset by a higher-than-average valuation. We are neutral on the stock, but are holding onto it because it contributes to maintaining a risk profile like that of our benchmark Index.

  1.0%      0.7%     Universal Health Services, Inc./Health Services
                     We are neutral on this hospital management company, and are holding it at close to the Index weighting to maintain our risk profile.

  1.0%      0.7%     Radian Group, Inc./Finance
                     This mortgage insurance company has a moderate
                     growth rate and an attractive valuation level,
                     making it moderately attractive.  We have been
                     realizing substantial gains on this stock as we
                     reduce its portfolio weighting to bring it more in
                     line with the Index weighting.
                     Holdings are subject to change.
4
               www.prudential.com  (800) 225-1852

Research suggests that investors tend to overemphasize recent news while neglecting longer-term trends. So, among slowly growing stocks, we tend to buy and hold shares in companies that become underpriced relative to their earnings or book value. We do this in the belief that the market has over-reacted to past disappointments from these firms. We buy slow-growth stocks with the intention of holding them until they have reached their fair value. Even though earnings may grow slowly for these firms, we believe that the shares have good prospects for capital appreciation should their prices move toward what we believe is their intrinsic value.

Among stocks of rapidly growing companies, however, theory and practice suggest that investors' overconfidence slows their response to news about future growth. We emphasize stocks of companies that have had positive news about their future prospects in the belief that the market will eventually follow. We hold these stocks until bad news casts doubts on the firm's ability to sustain profitable future growth. In contrast to value stocks, we de-emphasize price because low prices do not necessarily make attractive growth stocks.

Overall, stock selection within each industry accounted for a little more than a quarter of our underperformance during this 12-month period.

Tax management. Changes in a stock's market value in our portfolio affect our net asset value and return, but have no tax consequences until the gain or loss is locked in by the shares' sale. This is called "realizing" the gain or loss.

We review our portfolio frequently for stocks that have fallen in value. When appropriate, we may sell some of these shares to realize capital losses.
When doing so, we search for stocks with a similar risk profile to purchase as a substitute. We try to keep a tax-loss carryforward--a net realized loss that can be subtracted from future gains--amounting to 3% to 5% of our portfolio.

At period end, we had a considerably above-target
tax-loss carryforward because of losses created by
the previous model.
                                       5

Prudential Tax-Managed Small-Cap Fund, Inc.

         Annual Report   October 31, 2000

ANALYSIS OF THE PERIOD'S RETURN
Overall, small-cap mutual funds did not keep up with the S&P 600 Index. Our performance was in line with the Lipper SmallCap Value Average, but both fell short of the return of our benchmark Index.

Over the 12-month period, on average, we held too much in consumer nondurables such as beverage makers, and in retailers such as apparel and footwear stores and discount stores. We held too little in the high-performing health technology sector, which includes biotechnology firms, and in industrial services such as engineering companies and oil field service firms. In the health sector we had poor selection and an underweighting of medical specialties, but we benefited from our overweighting of companies that make generic drugs. We should have held more of patent drug manufacturers as well. All drug sectors performed well over this period.

We were also hurt by our overweighting and selection of electronic production equipment makers. Almost all of the underperformance in this industry came in the first half of the 12-month period.

We benefited from our underweighting of technical services. We particularly benefited from our selection of Network Solutions in that industry.
Network Solutions is not in the S&P 600 Index, but its shares rose sharply during this period.
Eventually it was bought by Verisign. On the other hand, we had underweighted Mercury Interactive in this industry, and watched it move up from expensive to extraordinarily expensive. (After the end of the 12-month period, trouble in the Middle
East, where it has its research facilities, brought the stock down.) These individual stock decisions are usually too small to have a material impact on our overall return. It is only in the aggregate that they look significant.

Our overweight of airlines--particularly Skywest, which doubled over the year--also contributed to our return.

Prudential Tax-Managed Small-Cap Fund Management Team

Prudential Tax-Managed Small-Cap Fund, Inc.

    Annual Report   October 31, 2000

Financial

       Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2000

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  100.2%
Common Stocks  100.2%
-------------------------------------------------------------------------------------
Commercial Services  6.3%
      25,200   4Kids Entertainment, Inc.(a)                           $      363,825
       6,200   ABM Industries, Inc.                                          173,213
      20,800   Administaff, Inc.(a)                                          738,400
       8,800   ADVO, Inc.                                                    323,950
       9,600   BARRA, Inc.(a)                                                586,800
         100   Bowne & Co., Inc.                                                 838
       1,000   CDI Corp.(a)                                                   15,875
      25,500   Dendrite International, Inc.(a)                               554,625
       3,100   Diamond Technology Partner, Inc. (Class 'A'
                Stock)(a)                                                    138,338
      18,000   F.Y.I. Inc.(a)                                                722,250
       1,400   Factset Research Systems Inc.                                  53,018
      12,100   G & K Services, Inc. (Class 'A' Stock)                        334,262
      15,400   Hall, Kinion & Associates, Inc.(a)                            407,137
      15,800   On Assignment, Inc.(a)                                        397,962
       7,100   SEI Investments Co.                                           644,325
      17,900   True North Communications, Inc.                               674,606
                                                                      --------------
                                                                           6,129,424
-------------------------------------------------------------------------------------
Communications  0.1%
      10,900   Lightbridge, Inc.(a)                                          116,494
-------------------------------------------------------------------------------------
Consumer Durables  4.4%
      27,400   Arctic Cat, Inc.                                              351,062
       6,000   Carlisle Companies, Inc.                                      249,750
       5,900   Clarcor, Inc.                                                 112,838
       7,694   D.R. Horton, Inc.                                             142,339
      11,300   Department 56, Inc.(a)                                        160,319
      15,600   Ethan Allen Interiors, Inc.                                   456,300
      26,100   Fleetwood Enterprises, Inc.                                   344,194
         100   Fossil, Inc.(a)                                                 1,306
       1,800   Harman International Industries, Inc.                          86,400
       4,300   La-Z-Boy, Inc.                                                 67,725
       4,100   Libbey, Inc.                                                  111,725
         600   NVR, Inc.(a)                                                   62,040

    8                                      See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       8,400   Polaris Industries, Inc.                               $      291,900
      15,000   Polaroid Corp.                                                150,937
       9,000   Ryland Group, Inc.                                            290,250
      23,000   Standard Pacific Corp.                                        431,250
       5,100   Tenneco Automotive, Inc.                                       21,994
      16,400   THQ, Inc.(a)                                                  336,200
         100   Toll Brothers, Inc.(a)                                          3,250
       5,600   Toro Co.                                                      196,000
       8,500   Whirlpool Corp.                                               369,750
                                                                      --------------
                                                                           4,237,529
-------------------------------------------------------------------------------------
Consumer Non-Durables  4.3%
         200   Alberto-Culver Co. (Class 'B' Stock)                            6,713
       9,000   American Italian Pasta Co. (Class 'A' Stock)(a)               180,563
      15,700   Brown Shoe Co., Inc.                                          154,056
      12,800   Constellation Brands, Inc. (Class 'A' Stock)(a)               624,000
       5,800   Earthgrains Co.                                               117,450
       4,900   Herbalife International, Inc. (Class 'A' Stock)                41,344
      16,200   IBP, Inc.                                                     333,112
       3,200   J & J Snack Foods Corp.                                        43,000
       3,000   K-Swiss, Inc. (Class 'A' Stock)                                82,500
      21,700   Kellwood Co.                                                  421,794
      11,000   Michael Foods, Inc.                                           296,312
      22,400   Nautica Enterprises, Inc.(a)                                  282,800
       9,200   OshKosh B'Gosh, Inc. (Class 'A' Stock)                        147,200
       5,500   Ralcorp Holdings, Inc.(a)                                      77,344
       2,200   R. J. Reynolds Tobacco Holdings, Inc.                          78,650
       7,400   Smithfields Foods, Inc.                                       212,287
         600   Sola International, Inc.(a)                                     2,588
      13,800   Timberland Co. (Class 'A' Stock)                              712,425
      10,400   V.F. Corp.                                                    284,050
      10,100   Wolverine World Wide, Inc.                                    109,206
                                                                      --------------
                                                                           4,207,394
-------------------------------------------------------------------------------------
Consumer Services  3.4%
       6,000   Anchor Gaming                                                 509,625
       8,600   Applebee's International, Inc.                                259,747

    See Notes to Financial Statements                                      9

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      11,400   Aztar Corp.                                            $      172,425
      12,200   Cec Entertainment, Inc.(a)                                    388,875
      11,600   Cheesecake Factory Inc.(a)                                    514,025
      14,200   Jack In The Box, Inc.(a)                                      347,900
      25,700   Prime Hospitality Corp.(a)                                    244,150
      20,000   Ruby Tuesday, Inc.                                            271,250
      19,000   Ryan's Family Steak Houses, Inc.(a)                           159,125
      11,500   Sonic Corp.                                                   419,750
       2,200   John Wiley & Sons, Inc. (Class 'A' Stock)                      44,962
                                                                      --------------
                                                                           3,331,834
-------------------------------------------------------------------------------------
Distribution Services  5.4%
      12,600   Anixter International, Inc.(a)                                305,550
         600   Applied Industrial Technologies, Inc.                          10,163
      11,300   Bindley Western Industries, Inc.                              406,094
       4,800   Black Box Corp.(a)                                            316,200
      16,800   Fleming Co., Inc.                                             238,350
      12,600   Kent Electronics Corp.(a)                                     234,675
       9,200   Nash Finch Co.                                                113,850
      12,100   Owens & Minor, Inc.                                           183,012
      11,200   Performance Food Group Co.(a)                                 453,600
      25,700   Pioneer-Standard Electronics, Inc.                            356,587
      11,000   Polymedica Corp.(a)                                           632,500
       6,500   Priority Healthcare Corp.(a) (Class 'B' Stock)                349,375
      13,700   School Specialty, Inc.(a)                                     210,637
      17,400   SCP Pool Corp.(a)                                             450,225
      13,700   Syncor International Corp.(a)                                 351,919
       2,500   Tech Data Corp.(a)                                            104,063
      16,000   United Stationers, Inc.(a)                                    481,000
                                                                      --------------
                                                                           5,197,800
-------------------------------------------------------------------------------------
Electronic Technology  15.6%
       4,400   AAR Corp.                                                      52,525
       1,600   Actel Corp.(a)                                                 58,600
       7,125   Aeroflex, Inc.(a)                                             423,937
       3,900   Alliant Techsystems, Inc.(a)                                  350,756
      15,300   Alpha Industries, Inc.(a)                                     610,087

    10                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      11,600   Artesyn Technologies, Inc.(a)                          $      471,250
       5,000   Audiovox Corp. (Class 'A' Stock)(a)                            68,438
      16,500   Avid Technology, Inc.(a)                                      228,938
      16,400   Aware, Inc.(a)                                                507,375
      16,500   BE Aerospace, Inc.(a)                                         272,250
      16,500   Brooktrout Inc.(a)                                            238,219
      28,400   C-Cube Microsystems Inc.(a)                                   553,800
      16,600   Cognex Corp.(a)                                               556,100
      15,300   Cohu, Inc.                                                    241,931
         400   CTS Corp.                                                      17,175
      22,000   Dallas Semiconductor Corp.                                    871,750
      10,600   Electro Scientific Industries, Inc.(a)                        370,338
       9,200   Electroglas, Inc.(a)                                          129,375
      28,100   ESS Technology, Inc.(a)                                       435,550
      15,000   Esterline Technologies Corp.(a)                               334,688
      25,100   General Semiconductor, Inc.(a)                                287,081
       1,400   Helix Technology Corp.                                         39,025
       5,200   Innovex, Inc.                                                  72,800
       3,300   Integrated Device Technology, Inc.(a)                         185,831
       5,300   Kaman Corp. (Class 'A' Stock)                                  76,850
      25,800   Kemet Corp.(a)                                                719,175
      10,400   Kronos, Inc.(a)                                               378,950
       9,700   Mercury Computer Systems, Inc.(a)                             300,700
         900   Methode Eletronics, Inc. (Class 'A' Stock)                     33,863
      11,800   Park Electrochemical Corp.                                    779,537
      15,800   Paxar Corp.                                                   129,363
      19,600   Pericom Semiconductor Corp.(a)                                519,400
      21,000   Photronics, Inc.(a)                                           473,812
      16,900   Plantronics, Inc.(a)                                          771,062
      12,300   Plexus Corp.(a)                                               775,669
       8,900   Powerwave Technologies, Inc.(a)                               428,312
       9,400   Proxim, Inc.(a)                                               569,875
       2,400   Radisys Corp.(a)                                               63,600
       6,200   Silicon Valley Group, Inc.(a)                                 204,213
       6,000   Technitrol, Inc.                                              665,250
      13,950   Three-Five Systems, Inc.(a)                                   481,275
       8,600   Trimble Navigation Ltd.(a)                                    204,250

    See Notes to Financial Statements                                     11

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
         100   Vicor Corp.(a)                                         $        5,400
      11,400   X-Rite, Inc.                                                   76,950
       2,000   Zebra Technologies Corp. (Class 'A' Stock)(a)                  87,625
                                                                      --------------
                                                                          15,122,950
-------------------------------------------------------------------------------------
Energy Minerals  4.7%
       7,700   Barrett Resources Corp.(a)                                    280,088
      31,800   Cross Timbers Oil Co.                                         598,237
      10,600   Howell Corp.                                                  123,888
      17,100   HS Resources, Inc.(a)                                         532,238
      11,000   Louis Dreyfus Natural Gas Corp.(a)                            352,688
      17,200   Newfield Exploration Co.(a)                                   649,300
      20,800   Nuevo Energy Co.(a)                                           377,000
       7,700   Patina Oil & Gas Corp.                                        135,231
      12,400   Pogo Producing Co.                                            310,000
       7,100   Remington Oil & Gas Corp. (Class 'B' Stock)(a)                 65,231
       6,000   St. Mary Land & Exploration Co.                               140,625
       5,700   Stone Energy Corp.(a)                                         291,840
       3,700   Swift Energy Co.(a)                                           120,250
      28,300   Vintage Petroleum, Inc.                                       597,837
                                                                      --------------
                                                                           4,574,453
-------------------------------------------------------------------------------------
Finance  12.1%
       3,100   Affiliated Managers Group, Inc.(a)                            186,388
      39,200   Americredit Corp.                                           1,053,500
      15,500   Arthur J. Gallagher & Co.                                     978,437
       6,100   Blanch (E.W.) Holdings, Inc.                                  115,138
       1,500   Centura Banks, Inc.                                            57,656
       6,700   Commerce Bancorp, Inc.                                        405,769
      17,300   Copart, Inc.(a)                                               260,581
      22,900   Cullen/Frost Bankers, Inc.                                    762,856
       6,100   Dain Rauscher Corp.                                           572,256
         306   Delphi Financial Group, Inc. (Class 'A' Stock)(a)              11,322
      11,000   Downey Financial Corp.                                        525,250
      11,400   Eaton Vance Corp.                                             567,862
       8,000   Fidelity National Financial, Inc.                             196,500
      21,300   First American Financial Corp.                                445,969

    12                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      17,800   First Midwest Bancorp, Inc.                            $      446,112
       3,800   GBC Bancorp                                                   121,125
         900   Hudson United Bancorp                                          20,138
       2,700   Imperial Bancorp(a)                                            65,644
       7,000   MAF Bancorp, Inc.                                             168,000
       4,850   Metris Companies, Inc.                                        157,019
       1,800   Mutual Risk Management Ltd.                                    32,625
      11,100   Pre-Paid Legal Services, Inc.(a)                              487,012
       5,600   Provident Bankshares Corp.                                    106,050
      16,500   Queens County Bancorp Inc.                                    462,000
      13,400   Radian Group, Inc.                                            949,725
      10,000   Raymond James Financial, Inc.                                 338,125
      22,100   Rollins Truck Leasing Corp.                                   116,025
       8,200   Selective Insurance Group, Inc.                               141,450
       9,800   Silicon Valley Bancshares                                     453,250
       3,400   South Financial Group, Inc.                                    34,638
      14,900   Southwest Bancorporation of Texas, Inc.(a)                    543,850
      11,830   Southwest Securities Group, Inc.                              334,197
       7,700   Tucker Anthony Sutro Corp.                                    178,063
       7,900   United Bankshares, Inc.(a)                                    154,050
       6,900   Washington Federal, Inc.                                      153,956
       1,000   Whitney Holding Corp.                                          36,938
      27,900   World Acceptance Corp.                                        139,500
                                                                      --------------
                                                                          11,778,976
-------------------------------------------------------------------------------------
Health Services  3.7%
      11,200   Cerner Corp.(a)                                               693,700
      29,100   Coventry Health Care, Inc.(a)                                 531,075
       7,100   Mid Atlantic Medical Services, Inc.(a)                        120,700
      19,000   Orthodontic Centers of America, Inc.(a)                       634,125
       9,400   Pharmaceutical Product Development, Inc.(a)                   294,337
       6,900   RehabCare Group, Inc.(a)                                      297,994
      11,600   Universal Health Services, Inc. (Class 'B' Stock)(a)          972,950
                                                                      --------------
                                                                           3,544,881

    See Notes to Financial Statements                                     13

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Health Technology  9.2%
      19,800   ADAC Laboratories(a)                                   $      257,400
      12,600   Alpharma, Inc. (Class 'A' Stock)                              489,037
       5,200   Barr Laboratories, Inc.(a)                                    328,250
       2,500   Cephalon, Inc.(a)                                             134,062
       2,500   Coherent, Inc.(a)                                              87,031
      12,200   Cooper Cos., Inc.(a)                                          436,150
      11,200   COR Therapeutics, Inc.(a)                                     632,800
       2,200   Datascope Corp.                                                76,175
       4,200   Diagnostic Products Corp.                                     191,625
      14,400   Duramed Pharmaceuticals, Inc.(a)                              495,900
       3,400   Enzo Biochem, Inc.(a)                                         130,900
       4,900   Genzyme Corp.(a)                                              347,900
       1,000   IDEC Pharmaceuticals Corp.(a)                                 196,125
      13,500   IDEXX Laboratories, Inc.(a)                                   324,000
      17,200   Invacare Corp.                                                490,200
       9,000   Medicis Pharmaceutical Corp. (Class 'A' Stock)(a)             662,625
      14,400   Noven Pharmaceuticals, Inc.(a)                                641,700
       5,900   Organogenesis Inc.(a)                                          73,986
       7,600   Protein Design Labs, Inc.(a)                                1,026,594
       4,800   Regeneron Pharmaceuticals, Inc.(a)                            128,400
      11,000   ResMed, Inc.(a)                                               280,500
       4,300   Respironics, Inc.(a)                                           84,388
       6,100   Scott Technologies, Inc.                                      140,300
       2,000   Techne Corp.(a)                                               225,500
       9,700   Vertex Pharmaceuticals, Inc.(a)                               903,161
       4,200   Vital Signs, Inc.                                             130,725
                                                                      --------------
                                                                           8,915,434
-------------------------------------------------------------------------------------
Industrial Services  2.0%
      10,500   Atwood Oceanics, Inc.(a)                                      352,406
       5,200   Butler Manufacturing Co.                                      128,050
      13,900   Dycom Industries, Inc.(a)                                     522,988
       3,100   Helmerich & Payne, Inc.                                        97,456
       6,700   Insituform Technologies, Inc. (Class 'A' Stock)(a)            239,106
      13,900   Oceaneering International, Inc.(a)                            195,469
      12,500   Offshore Logistics, Inc.(a)                                   215,625

    14                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      10,300   Seitel, Inc.(a)                                        $      154,500
                                                                      --------------
                                                                           1,905,600
-------------------------------------------------------------------------------------
Non-Energy Minerals  0.4%
         200   Brush Engineered Materials Inc.                                 4,088
       6,700   Pope & Talbot, Inc.                                           104,269
       7,150   Reliance Steel & Aluminum Co.                                 169,812
       3,400   Republic Group, Inc.                                           63,962
       2,600   Universal Forest Products, Inc.                                35,100
                                                                      --------------
                                                                             377,231
-------------------------------------------------------------------------------------
Process Industries  3.1%
       2,700   Agribrands International, Inc.                                117,450
       6,500   Airgas, Inc.(a)                                                43,875
       6,700   AptarGroup, Inc.                                              138,606
       7,300   Brady (W.H.) Co.                                              226,300
      19,900   Buckeye Technologies, Inc.(a)                                 340,787
         600   Cabot Microelectronics Corp.(a)                                26,513
       8,600   Cambrex Corp.                                                 343,462
      18,100   Corn Products International, Inc.                             454,762
       1,100   CUNO Inc.(a)                                                   27,913
      16,900   Delta & Pine Land Co.                                         412,994
      11,000   Ionics, Inc.(a)                                               230,312
       9,600   OM Group, Inc.                                                444,000
       2,300   PolyOne Corp.                                                  18,113
       4,600   Springs Industries, Inc. (Class 'A' Stock)                    108,388
       5,300   Tuscarora, Inc.                                                68,900
                                                                      --------------
                                                                           3,002,375
-------------------------------------------------------------------------------------
Producer Manufacturing  6.9%
      16,600   Belden, Inc.                                                  430,562
       9,200   C&D Technologies, Inc.                                        543,950
      19,200   Cable Design Technologies Corp. (Class 'A' Stock)             442,800
       8,800   Commercial Metals Co.                                         239,800
       5,600   Graco, Inc.                                                   201,250
       5,900   Griffon Corp.(a)                                               44,988
       8,400   Herman Miller, Inc.                                           219,450
      15,000   Interface, Inc. (Class 'A' Stock)                             136,875

    See Notes to Financial Statements                                     15

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      34,600   Intermet Corp.                                         $      259,500
       4,600   JLG Industries, Inc.                                           64,113
      29,900   Lennox International, Inc.                                    237,331
      16,400   Manitowoc Co., Inc.                                           445,875
      17,200   MascoTech, Inc.                                               287,025
      21,000   Milacron Inc.                                                 334,687
      10,200   Mueller Industries, Inc.(a)                                   237,788
      15,500   National Service Industries, Inc.                             316,781
       5,000   Oshkosh Truck Corp.                                           205,625
         200   Regal-Beloit Corp.                                              3,350
       8,500   Shaw Group, Inc.                                              692,750
       1,400   Simpson Manufacturing, Inc.                                    59,675
      21,550   Smith AO Corp.                                                304,394
       4,000   SPS Technologies, Inc.(a)                                     206,500
      10,200   Tecumseh Products Co. (Class 'A' Stock)                       406,725
       6,800   Tower Automotive, Inc.(a)                                      74,800
      14,400   Visteon Corp.                                                 254,700
       5,100   Watsco, Inc.                                                   48,042
                                                                      --------------
                                                                           6,699,336
-------------------------------------------------------------------------------------
Retail Trade  6.9%
       2,100   99 Cents Only Stores(a)                                        47,119
      61,200   Ames Department Stores, Inc.(a)                               240,975
      15,400   AnnTaylor Stores Corp.(a)                                     462,000
      14,600   Building Materials Holdings Corp.                             127,750
       3,700   Burlington Coat Factory Warehouse Corp.                        58,275
         300   Casey's General Stores, Inc.                                    3,750
      28,000   Cato Corp. (Class 'A' Stock)                                  336,000
      14,800   Chicos Fas, Inc.(a)                                           479,150
       5,600   Cost Plus, Inc.(a)                                            156,800
       3,900   Dress Barn, Inc.(a)                                            97,744
      13,800   Factory 2-U, Inc.(a)                                          440,737
       7,400   Footstar, Inc.(a)                                             265,475
       4,700   Great Atlantic & Pacific Tea Co., Inc.                         47,000
      20,100   Group 1 Automotive, Inc.                                      199,744
       5,300   Hot Topic, Inc.(a)                                            181,525
      20,550   Insight Enterprises Inc.(a)                                   667,875

    16                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      17,700   Linens N Things, Inc.                                  $      544,275
       5,900   Men's Wearhouse, Inc.(a)                                      172,575
      14,600   Michaels Stores, Inc.(a)                                      354,962
      31,600   Pep Boys - Manny, Moe & Jack                                  142,200
      33,900   Pier 1 Imports, Inc.                                          449,175
       9,500   Regis Corp.                                                   143,688
       3,800   Rex Stores Corp.(a)                                            69,825
      27,600   ShopKo Stores, Inc.                                           175,950
      17,400   Stein Mart, Inc.(a)                                           269,700
      15,000   Zale Corp.                                                    508,125
                                                                      --------------
                                                                           6,642,394
-------------------------------------------------------------------------------------
Technology Services  5.2%
       9,600   ANSYS, Inc.(a)                                                111,600
      10,600   Aspen Technology, Inc.(a)                                     437,912
       3,900   Avant! Corp.(a)                                                65,569
      13,200   BISYS Group, Inc.(a)                                          622,050
       2,400   CACI International, Inc. (Class 'A' Stock)(a)                  49,500
      11,900   FileNET Corp.(a)                                              315,350
       9,900   Great Plains Software, Inc.(a)                                385,481
      13,100   Jack Henry & Associates, Inc.                                 720,500
       9,400   Mynd Corp.                                                    119,850
       3,800   National Data Corp.                                           144,875
       2,500   National Instruments Corp.(a)                                 116,719
      23,100   Pegasus Solutions, Inc.(a)                                    394,144
       8,100   Phoenix Technologies Ltd.(a)                                  130,106
      12,900   RSA Security, Inc.(a)                                         748,200
      10,100   Systems & Computer Technology Corp.(a)                        145,819
       2,000   Transaction Systems Architects, Inc. (Class 'A'
                Stock)(a)                                                     27,000
      21,400   Verity, Inc.(a)                                               502,900
       2,200   ZixIt Corp.                                                    53,762
                                                                      --------------
                                                                           5,091,337
-------------------------------------------------------------------------------------
Transportation  4.7%
      15,200   AMR Corp.(a)                                                  497,800
      25,500   Arkansas Best Corp.                                           408,000
      17,300   EGL, Inc.(a)                                                  493,050
      13,500   Expeditors International of Washington, Inc.                  700,312

    See Notes to Financial Statements                                     17

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       2,400   Forward Air Corp.(a)                                   $       98,700
       4,000   Fritz Companies, Inc.(a)                                       32,500
       5,600   Landstar Systems, Inc.(a)                                     264,600
       9,200   Mesa Air Group, Inc.                                           54,050
       7,400   Midwest Express Holdings, Inc.(a)                             140,600
      12,800   Roadway Express, Inc.                                         263,200
       5,700   Seacor Smit, Inc.(a)                                          238,688
       9,000   Skywest, Inc.                                                 454,500
      12,500   USFreightways Corp.                                           321,875
       9,200   Werner Enterprises, Inc.                                      128,800
      26,900   Yellow Corp.(a)                                               484,200
                                                                      --------------
                                                                           4,580,875
-------------------------------------------------------------------------------------
Utilities  1.8%
       7,500   ALLETE                                                        161,719
       1,600   American States Water Co.                                      49,900
      24,700   Energen Corp.                                                 707,037
         700   Entergy Corp.                                                  26,819
         400   FirstEnergy Corp.                                              10,350
       3,600   Hawaiian Electric Industries, Inc.                            118,575
       1,200   PPL Corp.                                                      49,425
       4,800   Public Service Co. of New Mexico                              132,300
       6,500   RGS Energy Group, Inc.                                        191,750
       1,900   Southwest Gas Corp.                                            39,663
      10,900   UGI Corp.                                                     252,744
         100   UIL Holdings Corp.                                              4,681
                                                                      --------------
                                                                           1,744,963
                                                                      --------------
               Total long-term investments (cost $82,036,757)             97,201,280
                                                                      --------------

    18                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Principal
Amount
(000)         Description                                              Value (Note 1)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  0.3%
Repurchase Agreement  0.3%
$       328   Joint Repurchase Agreement Account,
               6.55%, 11/1/00
               (cost $328,000; Note 5)                                 $      328,000
                                                                       --------------
              Total Investments  100.5%
               (cost $82,364,757; Note 4)                                  97,529,280
              Liabilities in excess of other assets  (0.5%)                  (491,874)
                                                                       --------------
              Net Assets  100%                                         $   97,037,406
                                                                       --------------
                                                                       --------------

------------------------------
(a) Non-income producing security.
    See Notes to Financial Statements                                     19

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Assets and Liabilities

                                                                  October 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $82,364,757)                            $ 97,529,280
Receivable for Fund shares sold                                          298,330
Deferred organization expenses and other assets                           65,015
Dividends and interest receivable                                         32,620
                                                                  ----------------
      Total assets                                                    97,925,245
                                                                  ----------------
LIABILITIES
Payable to bank                                                            3,733
Payable for Fund shares reacquired                                       204,648
Distribution fees payable                                                 62,894
Management fee payable                                                    47,269
Accrued expenses                                                         569,295
                                                                  ----------------
      Total liabilities                                                  887,839
                                                                  ----------------
NET ASSETS                                                          $ 97,037,406
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $      9,878
   Paid-in capital in excess of par                                  133,936,830
                                                                  ----------------
                                                                     133,946,708
   Accumulated net realized gain/(loss) on investments               (52,073,825)
   Net unrealized appreciation/depreciation on investments            15,164,523
                                                                  ----------------
Net assets, October 31, 2000                                        $ 97,037,406
                                                                  ----------------
                                                                  ----------------

    20                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($24,749,508 / 2,479,681 shares of common stock issued
      and outstanding)                                                     $9.98
   Maximum sales charge (5% of offering price)                               .53
                                                                  ----------------
   Maximum offering price to public                                       $10.51
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($63,340,088 / 6,485,325 shares of common stock
      issued and outstanding)                                              $9.77
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($7,799,809 / 798,614 shares of common stock issued and
      outstanding)                                                         $9.77
   Sales charge (1% of offering price)                                       .10
                                                                  ----------------
   Offering price to public                                                $9.87
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,148,001 / 114,201 shares of common stock
      issued and outstanding)                                             $10.05
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     21

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Operations

                                                   April 1, 2000           Year
                                                      Through             Ended
                                                  October 31, 2000    March 31, 2000
------------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                        $    329,558       $  1,571,148
   Interest                                               34,318            369,784
                                                  ----------------    --------------
      Total income                                       363,876          1,940,932
                                                  ----------------    --------------
Expenses
   Management fee                                        347,194            847,276
   Distribution fee--Class A                              36,907             95,117
   Distribution fee--Class B                             380,902            894,738
   Distribution fee--Class C                              45,112            118,446
   Reports to shareholders                               140,000            180,000
   Transfer agent's fees and expenses                    129,000            282,000
   Custodian's fees and expenses                          70,000            115,000
   Registration fees                                      41,000             85,000
   Legal fees and expenses                                35,000             60,000
   Audit fees                                             25,000             25,000
   Amortization of deferred organizational
      expenses                                            18,321             31,333
   Directors' fees                                         6,000             16,000
   Miscellaneous                                          27,331             47,594
                                                  ----------------    --------------
      Total expenses                                   1,301,767          2,797,504
                                                  ----------------    --------------
Net investment loss                                     (937,891)          (856,572)
                                                  ----------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                            (6,635,406)       (21,273,280)
   Financial futures transactions                       (707,638)         2,791,962
                                                  ----------------    --------------
                                                      (7,343,044)       (18,481,318)
                                                  ----------------    --------------
Net change in unrealized
appreciation/depreciation on:
   Investments                                        14,829,679         50,640,600
   Financial futures transactions                        289,751           (363,738)
                                                  ----------------    --------------
                                                      15,119,430         50,276,862
                                                  ----------------    --------------
Net gain on investments                                7,776,386         31,795,544
                                                  ----------------    --------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                          $  6,838,495       $ 30,938,972
                                                  ----------------    --------------
                                                  ----------------    --------------

    22                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Changes in Net Assets

                                   April 1, 2000            Year Ended March 31,
                                      Through         --------------------------------
                                  October 31, 2000         2000              1999
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS
Operations
   Net investment loss             $     (937,891)    $    (856,572)    $    (928,383)
   Net realized gain/(loss) on
      investments                      (7,343,044)      (18,481,318)      (26,249,463)
   Net change in unrealized
      appreciation/depreciation
      on investments                   15,119,430        50,276,862       (77,150,441)
                                  ----------------    --------------    --------------
   Net increase/decrease in net
      assets resulting from
      operations                        6,838,495        30,938,972      (104,328,287)
                                  ----------------    --------------    --------------
Distributions from net realized
   gains (Note 1)
   Class A                                     --                --        (1,145,659)
   Class B                                     --                --        (2,301,304)
   Class C                                     --                --          (390,070)
   Class Z                                     --                --           (87,222)
                                  ----------------    --------------    --------------
                                               --                --        (3,924,255)
                                  ----------------    --------------    --------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold                              4,760,728        20,450,947        70,366,132
   Net asset value of shares
      issued in reinvestment of
      distributions                            --                --         3,790,396
   Cost of shares reacquired          (19,252,667)     (114,601,474)     (150,960,828)
                                  ----------------    --------------    --------------
   Net increase (decrease) in
      net assets from Fund
      share transactions              (14,491,939)      (94,150,527)      (76,804,300)
                                  ----------------    --------------    --------------
Total increase (decrease)              (7,653,444)      (63,211,555)     (185,056,842)
NET ASSETS
Beginning of period                   104,690,850       167,902,405       352,959,247
                                  ----------------    --------------    --------------
End of period                      $   97,037,406     $ 104,690,850     $ 167,902,405
                                  ----------------    --------------    --------------
                                  ----------------    --------------    --------------

    See Notes to Financial Statements                                     23

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements

      Prudential Tax-Managed Small-Cap Fund, Inc. (formerly known as Prudential Small-Cap Quantum Fund, Inc.) (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on August 1, 1997 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on November 10, 1997. Subsequent to March 31, 2000 (the Fund's prior fiscal year-end), the Fund changed its fiscal year-end to October 31. The investment objective of the Fund is long-term capital appreciation which is sought by investing primarily in equity securities of small-cap U.S. companies.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange and
Nasdaq National Market System securities are valued at the last sales price on the day of valuation or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices on such day, as provided by a pricing service or at the bid price on such day in the absence of an asked price. Corporate bonds and U.S. Government securities are valued on the basis of valuations provided by a pricing service or principal market makers. Options traded on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such exchange on that day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations by a pricing service or principal market makers. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or
    24

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
                                                                          25

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Deferred Organization Expenses:    Approximately $154,000 of expenses were
incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of 60 months from the date the Fund commenced investment operations.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with 'Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.' The effect of applying this statement was to decrease accumulated net investment loss by $937,891 and decrease paid in capital in excess of par by $937,891 for certain non-deductible expenses and net operating loss for the seven months ended October 31, 2000. Net investment loss, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
    26

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

      For the year ended March 31, 2000 and for the period April 1, 2000 through October 31, 2000, the management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Fund.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .390 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.
For the year ended March 31, 2000 and for the period April 1, 2000 through October 31, 2000 such expenses under the Class A, Class B and Class C Plans were
 .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares.

      PIMS has advised the Fund that it received approximately $10,600 and $4,300 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the seven months ended October 31, 2000. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the seven months ended October 31, 2000, it received approximately $236,900 and $2,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an
                                                                          27

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the seven months ended October 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended March 31, 2000 and for the period April 1, 2000 through October 31, 2000, the Fund incurred fees of approximately $251,500 and $102,000, respectively, for the services of PMFS. As of October 31, 2000, approximately $12,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the seven months ended October 31, 2000 were $85,799,059 and $98,042,803, respectively.

      The federal income tax basis of the Fund's investments at October 31, 2000 was $82,682,864 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $14,846,416 (gross unrealized appreciation--$21,506,671; gross unrealized depreciation--$6,660,255).

      For federal income tax purposes, the Fund has a capital loss carryforward as of October 31, 2000, of approximately $51,756,000, of which $3,891,000 expires in 2006, $40,166,000 expires in 2007, and $7,699,000 expires in 2008.
Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 2000, the Fund had a .05% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $328,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
    28

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

      ABN AMRO, Inc., 6.56%, in the principal amount of $150,000,000, repurchase price $150,027,333, due 11/1/00. The value of the collateral including accrued interest was $153,000,176.

      Bear Stearns & Co. Inc., 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $184,628,570.

      Chase Securities, Inc., 6.56%, in the principal amount of $115,000,000, repurchase price $115,020,956, due 11/1/00. The value of the collateral including accrued interest was $117,304,831.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.375%, in the principal amount of $43,782,000, repurchase price $43,789,753, due 11/1/00. The value of the collateral including accrued interest was $44,659,885.

      UBS Warburg, Inc., 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $178,501,724.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 500 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
April 1, 2000 through October 31, 2000:
Shares sold                                                     207,176    $   2,005,375
Shares reacquired                                              (638,023)      (6,099,364)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (430,847)      (4,093,989)
Shares issued upon conversion from Class B                       27,460          273,777
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (403,387)   $  (3,820,212)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          29

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended March 31, 2000:
Shares sold                                                   1,766,896    $  15,129,661
Shares reacquired                                            (5,195,169)     (43,996,626)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,428,273)     (28,866,965)
Shares issued upon conversion from Class B                       29,878          257,051
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,398,395)   $ (28,609,914)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 1999:
Shares sold                                                   2,696,758    $  25,459,881
Shares issued in reinvestment of distributions                  133,662        1,122,758
Shares reacquired                                            (7,130,641)     (63,483,930)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (4,300,221)     (36,901,291)
Shares issued upon conversion from Class B                       25,488          213,899
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (4,274,733)   $ (36,687,392)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
April 1, 2000 through October 31, 2000:
Shares sold                                                     173,378    $   1,641,812
Shares reacquired                                            (1,231,551)     (11,463,197)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,058,173)      (9,821,385)
Shares issued upon conversion into Class A                      (28,014)        (273,777)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,086,187)   $ (10,095,162)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 2000:
Shares sold                                                     454,770    $   3,782,849
Shares reacquired                                            (6,708,108)     (55,819,897)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (6,253,338)     (52,037,048)
Shares reacquired upon conversion into Class A                  (30,287)        (257,051)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (6,283,625)   $ (52,294,099)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 1999:
Shares sold                                                   3,544,591    $  33,771,230
Shares issued in reinvestment of distributions                  264,099        2,202,587
Shares reacquired                                            (7,920,628)     (67,279,455)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (4,111,938)     (31,305,638)
Shares reacquired upon conversion into Class A                  (25,646)        (213,899)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (4,137,584)   $ (31,519,537)
                                                            -----------    -------------
                                                            -----------    -------------

    30

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
April 1, 2000 through October 31, 2000:
Shares sold                                                      60,382    $     577,052
Shares reacquired                                              (145,438)      (1,355,134)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (85,056)   $    (778,082)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 2000:
Shares sold                                                      64,274    $     542,300
Shares reacquired                                            (1,209,740)      (9,983,869)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,145,466)   $  (9,441,569)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 1999:
Shares sold                                                     477,990    $   4,468,986
Shares issued in reinvestment of distributions                   45,585          380,178
Shares reacquired                                            (1,845,359)     (15,689,617)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,321,784)   $ (10,840,453)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
April 1, 2000 through October 31, 2000:
Shares sold                                                      55,306    $     536,489
Shares reacquired                                               (34,547)        (334,972)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    20,759    $     201,517
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 2000:
Shares sold                                                     118,464    $     996,137
Shares reacquired                                              (577,137)      (4,801,082)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (458,673)   $  (3,804,945)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 1999:
Shares sold                                                     703,945    $   6,666,035
Shares issued in reinvestment of distributions                   10,080           84,873
Shares reacquired                                              (530,522)      (4,507,826)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   183,503    $   2,243,082
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights

                                                          Class A
                                   -----------------------------------------------------
                                    April 1,                                November 10,
                                      2000                                    1997(a)
                                     through       Year Ended March 31,       through
                                   October 31,   ------------------------    March 31,
                                     2000(d)        2000(d)        1999         1998
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                               $  9.28        $   7.44      $ 10.95     $  10.00
                                   -----------   --------------   -------   ------------
Income from investment operations
Net investment income (loss)           (.06)            (.01)         .03          .02
Net realized and unrealized gain
   (loss) on investment
   transactions                          .76            1.85        (3.41)         .94
                                   -----------   --------------   -------   ------------
   Total from investment
      operations                         .70            1.84        (3.38)         .96
                                   -----------   --------------   -------   ------------
Less distributions
Distributions in excess of net
   investment income                      --              --           --         (.01)
Distributions from net realized
   gains                                  --              --         (.13)          --
                                   -----------   --------------   -------   ------------
Net asset value, end of period       $  9.98        $   9.28      $  7.44     $  10.95
                                   -----------   --------------   -------   ------------
                                   -----------   --------------   -------   ------------
TOTAL RETURN(c):                        7.54%          24.73%      (31.00)%       9.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)      $24,749        $ 26,741      $46,736     $115,621
Average net assets (000)             $25,180        $ 38,047      $82,332     $106,453
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees(e)                   1.70%(b)        1.45%        1.26%        1.22%(b)
   Expenses, excluding
      distribution and service
      (12b-1) fees                      1.45%(b)        1.20%        1.01%         .97%(b)
   Net investment income (loss)        (1.07)%(b)        (.07)%       .16%         .47%(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate                87%             66%         106%          39%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based on average shares outstanding during the period.
(e) The distributor of the Fund agreed to limit its distribution and service (12b-1) fee to .25 of 1% of the average daily net assets.
    32                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                                         Class B
                                  ------------------------------------------------------
                                   April 1,                                 November 10,
                                     2000                                     1997(a)
                                    through       Year Ended March 31,        through
                                  October 31,   -------------------------    March 31,
                                    2000(d)        2000(d)         1999         1998
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                              $  9.12        $   7.37      $  10.93     $  10.00
                                  -----------   --------------   --------   ------------
Income from investment
operations
Net investment loss                    (.10)           (.07)         (.06)        (.01)
Net realized and unrealized gain
   (loss) on investment
   transactions                         .75            1.82         (3.37)         .94
                                  -----------   --------------   --------   ------------
   Total from investment
      operations                        .65            1.75         (3.43)         .93
                                  -----------   --------------   --------   ------------
Less distributions
Distributions from net realized
gains                                    --              --          (.13)          --
                                  -----------   --------------   --------   ------------
Net asset value, end of period      $  9.77        $   9.12      $   7.37     $  10.93
                                  -----------   --------------   --------   ------------
                                  -----------   --------------   --------   ------------
TOTAL RETURN(c):                       7.13%          23.91%       (31.61)%       9.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)     $63,340        $ 69,023      $102,094     $196,671
Average net assets (000)            $64,967        $ 89,474      $158,085     $170,484
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                     2.45%(b)        2.20%         2.01%        1.97%(b)
   Expenses, excluding
      distribution and service
      (12b-1) fees                     1.45%(b)        1.20%         1.01%         .97%(b)
   Net investment income (loss)       (1.82)%(b)        (.82)%       (.58)%       (.29)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based on average shares outstanding during the period.
    See Notes to Financial Statements                                     33

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                                          Class C
                                   -----------------------------------------------------
                                    April 1,                                November 10,
                                      2000                                    1997(a)
                                     through       Year Ended March 31,       through
                                   October 31,   ------------------------    March 31,
                                     2000(d)        2000(d)        1999         1998
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                               $  9.12        $   7.37      $ 10.93     $  10.00
                                   -----------   --------------   -------   ------------
Income from investment operations
Net investment loss                     (.10)           (.07)        (.08)        (.01)
Net realized and unrealized gain
   (loss) on investment
   transactions                          .75            1.82        (3.35)         .94
                                   -----------   --------------   -------   ------------
   Total from investment
      operations                         .65            1.75        (3.43)         .93
                                   -----------   --------------   -------   ------------
Less distributions
Distributions from net realized
   gains                                  --              --         (.13)          --
                                   -----------   --------------   -------   ------------
Net asset value, end of period       $  9.77        $   9.12      $  7.37     $  10.93
                                   -----------   --------------   -------   ------------
                                   -----------   --------------   -------   ------------
TOTAL RETURN(c):                        7.13%          23.91%      (31.61)%       9.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)      $ 7,800        $  8,056      $14,951     $ 36,628
Average net assets (000)             $ 7,694        $ 11,845      $27,182     $ 34,000
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                      2.45%(b)        2.20%        2.01%        1.97%(b)
   Expenses, excluding
      distribution and service
      (12b-1) fees                      1.45%(b)        1.20%        1.01%         .97%(b)
   Net investment income (loss)        (1.82)%(b)        (.82)%      (.59)%       (.29)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based on average shares outstanding during the period.
    34                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                                          Class Z
                                   -----------------------------------------------------
                                    April 1,                                November 10,
                                      2000                                    1997(a)
                                     through       Year Ended March 31,       through
                                   October 31,   ------------------------    March 31,
                                     2000(d)        2000(d)        1999         1998
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                               $  9.33        $   7.46      $ 10.96     $  10.00
                                   -----------   --------------   -------   ------------
Income from investment operations
Net investment income (loss)            (.05)           (.02)         .05          .02
 Net realized and unrealized gain
 (loss) on investment
 transactions                            .77            1.89        (3.42)         .95
                                   -----------   --------------   -------   ------------
   Total from investment
      operations                         .72            1.87        (3.37)         .97
                                   -----------   --------------   -------   ------------
Less distributions
Distributions in excess of net
   investment income                      --              --           --         (.01)
Distributions from net realized
gains                                     --              --         (.13)          --
                                   -----------   --------------   -------   ------------
Net asset value, end of period       $ 10.05        $   9.33      $  7.46     $  10.96
                                   -----------   --------------   -------   ------------
                                   -----------   --------------   -------   ------------
TOTAL RETURN(c):                        7.72%          25.07%      (30.88)%       9.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)      $ 1,148        $    872      $ 4,121     $  4,039
Average net assets (000)             $   855        $  1,847      $ 5,315     $  2,709
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                      1.45%(b)        1.20%        1.01%         .97%(b)
   Expenses, excluding
      distribution and service
      (12b-1) fees                      1.45%(b)        1.20%        1.01%         .97%(b)
   Net investment income (loss)         (.83)%(b)         .22%        .43%         .51%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based on average shares outstanding during the period.
    See Notes to Financial Statements                                     35

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential Tax-Managed Small-Cap Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Managed Small-Cap Fund, Inc. (the 'Fund', formerly Prudential Small-Cap Quantum Fund, Inc.) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 15, 2000
    36

Prudential Tax-Managed Small-Cap Fund, Inc.

     Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THR JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Tax-Managed Small-Cap Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
        www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Tax-Managed Small-Cap Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches.
These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

         www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Tax-Managed Small-Cap Fund, Inc.

       Class A    Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 10/31/00
                     One Year      Since Inception
With Sales Charge     14.92%           -1.23%
Without Sales Charge  20.97%            0.48%

Past performance is not indicative of future
results. Principal and investment return will
fluctuate so that an investor's shares, when
redeemed, may be worth more or less than their
original cost. The  graph  compares a  $10,000
investment in Prudential Tax-Managed Small-Cap
Fund, Inc. (Class A shares)   with a similar
investment in the Standard & Poor's SmallCap 600
Stock Price Index (S&P SmallCap 600 Index) by portraying the initial account values at the commencement of operations of Class A shares, and at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales load was deducted from the initial $10,000 investment in Class A shares;
(b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The S&P SmallCap 600 Index is a market
capitalization-weighted index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

         www.prudential.com  (800) 225-1852

   Class B    Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 10/31/00
                     One Year      Since Inception
With Sales Charge     15.17%           -1.28%
Without Sales Charge  20.17%           -0.26%

Past performance is not indicative of future
results. Principal and investment return will
fluctuate so that an investor's shares, when
redeemed, may be worth more or less than their
original cost. The  graph  compares a  $10,000
investment in Prudential Tax-Managed Small-Cap
Fund, Inc. (Class B shares)   with a similar
investment in the S&P SmallCap 600 Index by portraying the initial account values at the commencement of operations of Class B shares, and at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class
B shares, assuming full redemption on October 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.

The S&P SmallCap 600 Index is a market
capitalization-weighted index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Tax-Managed Small-Cap Fund, Inc.

         Class C    Growth of a $10,000 Investment

Average Annual Total Returns as of 10/31/00
                     One Year      Since Inception
With Sales Charge     17.97%          -0.59%
Without Sales Charge  20.17%          -0.26%

Past performance is not indicative of future
results. Principal and investment return will
fluctuate so that an investor's shares, when
redeemed, may be worth more or less than their
original cost. The  graph  compares a  $10,000
investment in Prudential Tax-Managed Small-Cap
Fund, Inc. (Class C shares)   with a similar
investment in the S&P SmallCap 600 Index by portraying the initial account values at the commencement of operations of Class C shares, and at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted for the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The S&P SmallCap 600 Index is a market
capitalization-weighted index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

          www.prudential.com  (800) 225-1852

   Class Z    Growth of a $10,000 Investment

Average Annual Total Returns as of 10/31/00
                     One Year      Since Inception
With Sales Charge     21.23%            0.73%
Without Sales Charge  21.23%            0.73%

Past performance is not indicative of future
results. Principal and investment return will
fluctuate so that an investor's shares, when
redeemed, may be worth more or less than their
original cost. The  graph  compares a  $10,000
investment in Prudential Tax-Managed Small-Cap
Fund, Inc. (Class Z shares)   with a similar
investment in the S&P SmallCap 600 Index by portraying the initial account values at the commencement of operations of Class Z shares, and at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P SmallCap 600 Index is a market
capitalization-weighted index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments
  Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
  Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols      NASDAQ      CUSIP
Class A           PQVAX     74437J106
Class B           PQVBX     74437J205
Class C           PQVCX     74437J304
Class Z           PSQZX     74437J403

MF 176E

(LOGO) Printed on Recycled Paper